UBS

Fixed Income Research

cmoprol.603

MAST0309B 30 year 5.8

Cmoproj

8:42:02 am September 26, 2003

Ciaran O'Brien obrienei@ftunmr23

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	60,000,000.00	5.50000	24	1.000000		-1.0000	–	–	–

Floor	Current Coupon	Settle Date	Deal		WAC	WAM	Pricing Speed	Duration @ PX
–	5.5000	09/30/03	30 year		5.66	358.00	300.0PSA	90:00
Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.595	7.345	9.026	9.742	10.369
Avg Life Duration First Pay Last Pay	17.029 9.521 10/03 3/31	8.061 5.486 10/03 8/23	3.474 2.844 10/03 8/11	2.803 2.360 10/03 7/09	2.401 2.052 10/03 6/08

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland:  Distributed by UBS AG to persons who are institutional investors only.  Italy:  Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIMS SpA, an associate of UBS SA, in Milan.  South Africa:  UBS Securities South Africa (Ply) Limited (incorporating J.D.  Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States:  Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc, subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “Non-US affiliate”), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc.  accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada:  Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request Hong Kong:  Distributed by UBS Securities Asia Limited Singapore:  Distributed by UBS Securities Singapore Pte.  Ltd.  Japan:  Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia:  Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers.  New Zealand:  Distributed by UBS New Zealand Ltd, (C) 2003 All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research

cmoprol.603

MAST0309B 30 year 5.8

Cmoproj

8:42:02 am September 26, 2003

 Ciaran O'Brien obrienei@ftunmr23

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A12	1,000,000.00	5.50000	24	1.000000		-1.0000	–	–	–

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @Px
	5.5000	09/30/03	30 year	5.66	358.00	300.0PSA	90:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.635	7.530	9.389	10.134	10.790
Avg Life Duration First Pay Last Pay	15.980 9.168 10/03 10/29	6.985 4.983 10/03 2/20	3.090 2.579 10/03 1/10	2.534 2.159 10/03 8/08	2.190 1.888 10/03 10/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland:  Distributed by UBS AG to persons who are institutional investors only.  Italy:  Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIMS SpA, an associate of UBS SA, in Milan.  South Africa:  UBS Securities South Africa (Ply) Limited (incorporating J.D.  Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States:  Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc, subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “Non-US affiliate”), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc.  accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada:  Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request Hong Kong:  Distributed by UBS Securities Asia Limited Singapore:  Distributed by UBS Securities Singapore Pte.  Ltd.  Japan:  Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia:  Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers.  New Zealand:  Distributed by UBS New Zealand Ltd, (C) 2003 All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research

cmoprol.603

MAST0309B 30 year 5.8

Cmoproj

8:42:02 am September 26, 2003

 Ciaran O'Brien obrienei@ftunmr23

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.635	7.530	9.389	10.134	10.790
Avg Life Duration First Pay Last Pay	15.980 9.168 10/03 10/29	6.985 4.983 10/03 2/20	3.090 2.579 10/03 1/10	2.534 2.159 10/03 8/08	2.190 1.888 10/03 10/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland:  Distributed by UBS AG to persons who are institutional investors only.  Italy:  Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIMS SpA, an associate of UBS SA, in Milan.  South Africa:  UBS Securities South Africa (Ply) Limited (incorporating J.D.  Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States:  Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc, subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “Non-US affiliate”), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc.  accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada:  Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request Hong Kong:  Distributed by UBS Securities Asia Limited Singapore:  Distributed by UBS Securities Singapore Pte.  Ltd.  Japan:  Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia:  Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers.  New Zealand:  Distributed by UBS New Zealand Ltd, (C) 2003 All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A11	9,000,000.00	5.500	24	1.000000		-1.0000	–	–	–

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
–	5.5000	09/30/03	30 year	5.66	358.00	300.0PSA	99:00

UBS

Fixed Income Research

cmoprol.603

MAST0309B 30 year 5.8

Cmoproj

8:42:02 am September 26, 2003 Ciaran O'Brien obrienei@ftunmr23

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A10	1,072,000.00	5.50000	24	1.000000		-1.0000	–	–	–

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
–	5.5000	09/30/03	30 year	5.66	358.0	300.OPSA	90:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.323	6.487	7.360	7.842	8.265
Avg Life Duration First Pay Last Pay	26.813 12.989 10/29 3/31	18.100 10.750 2/20 8/23	7.056 5.571 1/10 8/11	5.314 4.395 8/08 7/09	4.372 3.706 10/07 6/08

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland:  Distributed by UBS AG to persons who are institutional investors only.  Italy:  Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIMS SpA, an associate of UBS SA, in Milan.  South Africa:  UBS Securities South Africa (Ply) Limited (incorporating J.D.  Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States:  Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc, subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “Non-US affiliate”), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc.  accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada:  Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request Hong Kong:  Distributed by UBS Securities Asia Limited Singapore:  Distributed by UBS Securities Singapore Pte.  Ltd.  Japan:  Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia:  Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers.  New Zealand:  Distributed by UBS New Zealand Ltd, (C) 2003 All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research

cmoprol.603

MAST0309B 30 year 5.8

Cmoproj

8:42:02 am September 26, 2003

Ciaran O'Brien obrienei@ftunmr23

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A2	7,509,000.00	5.50000	24	1.000000		-1.0000	–	–	–

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
–	5.5000	09/30/03	30 year	5.66	358.00	300.OPSA	90:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.307	6.389	6.993	7.456	7.884
Avg Life	28.240	22.343	9.462	6.624	5.204
Duration	13.253	11.976	6.989	5.287	4.315
First Pay	3/31	8/23	8/11	7/09	6/08
Last Pay	9/32	10/28	6/15	6/11	7/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland:  Distributed by UBS AG to persons who are institutional investors only.  Italy:  Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIMS SpA, an associate of UBS SA, in Milan.  South Africa:  UBS Securities South Africa (Ply) Limited (incorporating J.D.  Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States:  Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc, subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “Non-US affiliate”), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc.  accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada:  Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request Hong Kong:  Distributed by UBS Securities Asia Limited Singapore:  Distributed by UBS Securities Singapore Pte.  Ltd.  Japan:  Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia:  Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers.  New Zealand:  Distributed by UBS New Zealand Ltd, (C) 2003 All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research

 cmoprol.603

MAST0309B 30 year 5.8

Cmoproj

8:42:02 am September 26, 2003

 Ciaran O'Brien obrienei@ftunmr23

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A3	7,509,000	5.50000	24	1.000000		-1.0000	–	–	–

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
–	5.5000	09/30/03	30 year	5.66	358.00	300.0PSA	90:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.295	6.317	6.582	6.908	7.466
Avg Life Duration First Pay Last Pay	29.407 13.452 9/32 7/33	27.318 13.073 10/28 7/33	15.714 9.749 6/15 7/33	10.505 7.406 6/11 7/33	6.582 5.260 7/09 7/11

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland:  Distributed by UBS AG to persons who are institutional investors only.  Italy:  Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIMS SpA, an associate of UBS SA, in Milan.  South Africa:  UBS Securities South Africa (Ply) Limited (incorporating J.D.  Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States:  Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc, subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “Non-US affiliate”), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc.  accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada:  Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request Hong Kong:  Distributed by UBS Securities Asia Limited Singapore:  Distributed by UBS Securities Singapore Pte.  Ltd.  Japan:  Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia:  Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers.  New Zealand:  Distributed by UBS New Zealand Ltd, (C) 2003 All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research cmoprol.603

MAST0309B 30 year 5.8

Cmoproj

8:42:02 am September 26, 2003

 Ciaran O'Brien obrienei@ftunmr23

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A4	10,000,000.00	5.50000	24	1.000000		-1.0000	–	–	–

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
–	5.5000	09/30/03	30 year	5.66	358.00	300.OPSA	90:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.727	7.652	9.463	10.194	10.842
Avg Life Duration First Pay Last Pay	13.992 8.448 10/03 1/27	6.408 4.701 10/03 11/17	3.023 2.530 10/03 10/09	2.498 2.131 10/03 6/08	2.167 1.869 10/03 9/07

UBS

Fixed Income Research

cmoprol.603

MAST0309B 30 year 5.8

Cmoproj

8:42:02 am September 26, 2003

 Ciaran O'Brien obrienei@ftunmr23

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A5	2,213,000.00	5.50000	24	1.000000		-1.0000	–	–	–

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
–	5.5000	09/30/03	30 year	5.66	358.00	300.0PSA	99:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.351	6.534	7.265	7.703	8.110
Avg Life Duration First Pay Last Pay	24.688 12.547 1/27 9/29	16.650 10.233 11/17 1/23	7.574 5.877 10/09 5/13	5.731 4.677 6/08 9/10	4.680 3.930 9/07 4/09

UBS Fixed Income Research Cmoproj.603	Masto0309B 30 year 5.8	Cmoproj 8:42:02 am September 26, 2003 Ciaran O'Brien obrienei@ftunmr23 Page 9

Bond	Balance	Coupon	Delay	Factor Index	Value	Reset Multiplier
2A6	742,000.00	5.50000	24	1.000000	-1.0000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
–	0.0000	09/30/03	30 year	5.66	358.00	300.0PSA	90:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	5.937	6.012	6.361	6.692	7.204
Avg Life Duration First Pay Last Pay	28.007 27.057 9/29 7/33	23.965 22.508 1/23 7/33	13.844 12.623 6/13 7/33	9.655 8.913 10/10 7/33	6.398 6.142 4/09 7/11

Cmoproj

8:42:02 am September 26, 2003 Ciaran O'Brien obrienei@ftunmr23 Page

UBS

Fixed Income Research cmoprol.603

MAST0309B 30 year 5.8

Cmoproj

8:42:02 am September 26, 2003

 Ciaran O'Brien obrienei@ftunmr23

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A7	268,567,000.00	5.50000	24	1.000000		-1.0000	–	–	–

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
–	5.5000	09/30/03	30 year	5.66	358.00	300.0PSA	99:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.530	7.017	8.055	8.563	9.057
Avg Life	18.948	11.024	5.409	4.276	3.545
Duration	10.158	6.700	3.904	3.248	2.795
First Pay	10/03	10/03	10/03	10/03	10/03
Last Pay	7/33	7/33	7/33	7/33	7/33

UBS

Fixed Income Research

cmoprol.603

MAST0309B 30 year 5.8

Cmoproj

8:42:02 am September 26, 2003

 Ciaran O'Brien obrienei@ftunmr23

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A8	1,142,900.00	5.50000	24	1.000000		-1.0000	–	–	–

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
–	5.5000	09/30/03	30 year	5.66	358.00	300.0PSA	99:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.469	6.645	6.900	6.991	7.090
Avg Life Duration First Pay Last Pay	20.257 10.881 10/08 7/33	15.243 9.128 10/08 7/33	10.854 7.426 10/08 7/33	9.805 6.962 10/08 7/33	8.890 6.523 10/08 7/33

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland:  Distributed by UBS AG to persons who are institutional investors only.  Italy:  Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIMS SpA, an associate of UBS SA, in Milan.  South Africa:  UBS Securities South Africa (Ply) Limited (incorporating J.D.  Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States:  Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc, subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “Non-US affiliate”), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc.  accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada:  Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request Hong Kong:  Distributed by UBS Securities Asia Limited Singapore:  Distributed by UBS Securities Singapore Pte.  Ltd.  Japan:  Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia:  Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers.  New Zealand:  Distributed by UBS New Zealand Ltd, (C) 2003 All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS

Fixed Income Research

cmoprol.603

MAST0309B 30 year 5.8

Cmoproj

8:42:02 am September 26, 2003

Ciaran O'Brien obrienei@ftunmr23

 Page.12

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A9	10,286,100.00	5.50000	24	1.000000		-1.0000	–	–	–

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
–	5.5000	09/30/03	30 year	5.66	358.00	300.0PSA	99:00

Price	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
90:00	6.469	6.645	6.900	6.991	7.090
Avg Life Duration First Pay Last Pay	20.257 10.881 10/08 7/33	15.243 9.128 10/08 7/33	10.854 7.426 10/08 7/33	9.805 6.962 10/08 7/33	8.890 6.523 10/08 7/33

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland:  Distributed by UBS AG to persons who are institutional investors only.  Italy:  Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIMS SpA, an associate of UBS SA, in Milan.  South Africa:  UBS Securities South Africa (Ply) Limited (incorporating J.D.  Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States:  Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc, subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “Non-US affiliate”), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc.  accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada:  Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request Hong Kong:  Distributed by UBS Securities Asia Limited Singapore:  Distributed by UBS Securities Singapore Pte.  Ltd.  Japan:  Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia:  Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers.  New Zealand:  Distributed by UBS New Zealand Ltd, (C) 2003 All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.